EXHIBIT 10.3


                                                                  WARRANT NO. 18

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE SECURITIES LAWS OF ANY OTHER STATE AND MAY NOT BE TRANSFERRED WITHOUT (i) THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE ACT OR THE SECURITIES LAWS OF ANY APPLICABLE STATE OR (ii) SUCH REGISTRATION.


                                     WARRANT


                              TO PURCHASE SHARES OF
                                 COMMON STOCK OF
                          MERCURY WASTE SOLUTIONS, INC.

                                                                     MAY 8, 1998

            This certifies that, in consideration of having provided certain financing to Mercury Waste Solutions, Inc., a Minnesota corporation (the "Company") on the date hereof, and for other good and valuable consideration, BANKERS AMERICAN CAPITAL CORPORATION, a Minnesota corporation (the "Holder"), is entitled to subscribe for and purchase from the Company, at any time after the date of this warrant and prior to the expiration hereof, up to 100,000 shares of the Company's Common Stock at the Purchase Price set forth herein, subject to adjustment as hereinafter set forth.

            1. Definitions. For the purposes of this Warrant the following terms shall have the following meanings:

                        "Commission" shall mean the Securities and Exchange
            Commission, or any other federal agency then administering the Securities Act.

                        "Company" shall mean Mercury Waste Solutions, Inc., a
            Minnesota corporation, and any corporation which shall succeed to, or assume, the obligations of said corporation hereunder.

                        "Common Stock" shall mean the shares of Common Stock of
            the Company, $0.01 par value.

                        "Expiration Date" shall mean May 8, 2008.

                        "Holder" shall mean the holder or holders of the
            Warrants or any related Warrant Shares.

                        "Other Securities" shall mean any stock (other than
            Common Stock) or other securities of the Company which the Holder at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of any of the foregoing or the Common Stock.

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                        "Purchase Price" shall mean $3.75 per share. The
            Purchase Price is subject to adjustment as hereinafter provided.

                        "Securities Act" shall mean the Securities Act of 1933,
            as amended, and the rules and regulations of the Commission thereunder, as in effect at the time.

                        "Subscription Form" shall mean the subscription forms
            attached hereto.

                        "Transfer" shall mean any sale, assignment, pledge, or
            other disposition of any Warrants and/or Warrant Shares, or of any interest in either thereof, which would constitute a sale thereof within the meaning of Section 2(3) of the Securities Act.

                        "Warrant Shares" shall mean the shares of Common Stock
            purchased or purchasable by the Holder upon the exercise of the Warrants pursuant to Section 2 hereof.

                        "Warrants" shall mean the Warrants (including this
            Warrant) and all Warrants issued in exchange, transfer or replacement thereof.

            All terms used in this Warrant which are not defined in Section 1 hereof have the meanings respectively set forth elsewhere in this Warrant.

            2. Exercise of Warrant, Issuance of Certificate, and Payment for Warrant Shares. The rights represented by this Warrant may be exercised at any time after the date of this warrant and prior to the Expiration Date, by the Holder, in whole or in part (but not as to any fractional share of Common Stock), by: (a) delivery to the Company of a completed Subscription Form, (b) surrender to the Company of this Warrant properly endorsed and signature guaranteed, and (c) delivery to the Company of a certified or cashier's check made payable to the Company in an amount equal to the aggregate Purchase Price of the shares of Common Stock being purchased, at its principal office or agency in Minnesota (or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof). The Company agrees and acknowledges that the shares of Common Stock so purchased shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant, properly endorsed, and the Subscription Form shall have been surrendered and payment made for such shares as aforesaid. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within fifteen (15) days thereafter, execute or cause to be executed and deliver to the Holder a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Subscription Form. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of such holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes, and other charges payable in connection with the preparation, execution, and delivery of stock certificates pursuant to this
Section 2, except that, in case any such stock certificate or certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Holder to the Company at the time of delivering this Warrant to the Company as mentioned above.

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            3. Ownership of this Warrant. The Company may deem and treat the registered Holder as the holder and owner hereof (notwithstanding any notations of ownership or writing made hereon by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for transfer as provided herein and then only if such transfer meets the requirements of Section 5.

            4. Exchange, Transfer, and Replacement. Subject to Section 5 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office or agency described in Section 2 hereof for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Subject to Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the Holder in person or by duly authorized attorney, and a new Warrant of the same tenor and date as this Warrant, but registered in the name of the transferee, shall be executed and delivered by the Company upon surrender of this Warrant, duly endorsed, at such office or agency of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in the case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer, or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

            5. Restrictions on Transfer. Notwithstanding any provisions contained in this Warrant to the contrary, neither this Warrant nor the Warrant Shares shall be transferable except upon the conditions specified in this
Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act in respect of the transfer of this Warrant or such Warrant Shares. The holder of this Warrant agrees that such holder will not transfer this Warrant or the related Warrant Shares (a) prior to delivery to the Company of an opinion of counsel selected by the Holder and reasonably satisfactory to the Company, stating that such transfer is exempt from registration under the Securities Act, or (b) until registration of such Warrants and/or Warrant Shares under the Securities Act has become effective and continues to be effective at the time of such transfer. An appropriate legend may be endorsed on the Warrants and the certificates of the Warrant Shares evidencing these restrictions.

            6. Special Agreements of the Company. The Company will reserve and set apart and have at all times the number of shares of authorized but unissued Common Stock deliverable upon the exercise of the Warrants, and it will have at all times any other rights or privileges provided for herein sufficient to enable it at any time to fulfill all of its obligations hereunder.

            7. Antidilution Adjustment. (a) Until the Expiration Date, the provisions of this Warrant are subject to adjustment from time to time such that in case the Company shall hereafter:

                (i) pay any dividends on the Common Stock of the Company payable in Common Stock;

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                (ii) subdivide its then outstanding Common Stock into a greater number of shares; or

                (iii) combine outstanding Common Stock, by reclassification or otherwise;

then, in any such event, the Purchase Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price (calculated to the nearest full cent) determined by dividing (a) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Purchase Price, by (b) the total number of shares of Common Stock outstanding immediately after such event (including, in each case, the maximum number of shares of Common Stock issuable in respect of any securities convertible into shares of Common Stock), and the resulting quotient shall be the adjusted Purchase Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                        (b) Upon each adjustment of the Purchase Price pursuant
            to Section 7(a) above, the Holder of each Warrant shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Purchase Price the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock specified in such Warrant (as adjusted as a result of all adjustments in the Purchase Price in effect prior to such adjustment) by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Purchase Price.

                        (c) In case of any consolidation or merger to which the
            Company is a party, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Subsection (a) of this Section above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which the Holder would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale, or conveyance had such Warrant been converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale, or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

            8. No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

            9. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or sent by certified mail to the Holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or sent by certified or registered mail to the principal office of the Company.

            10. No Rights as Shareholders; Limitation of Liability. This Warrant shall not entitle any holder hereof to any of the rights of a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a shareholder of the Company whether such liability is asserted by the Company or by creditors of the Company.

            11. Registration Rights.

            (a) If at any one time prior to the end of the two-year period following complete exercise of this Warrant or the Expiration Date, whichever occurs earlier, the Company proposes to register under the Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto) or qualify for a public distribution under Section 3(b) of the Act, any of its equity securities or debt with equity features, it will give written notice to all Holders of this Warrant, any Warrants issued pursuant to Section 2 and/or
Section 4 hereof, and any Warrant Shares of its intention to do so and, on the written request of any such Holder given within twenty (20) days after receipt of any such notice (which request shall specify the Warrant Shares intended to be sold or disposed of by such Holder and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Warrant Shares, the Holders of which shall have requested the registration or qualification thereof, to be included in such registration statement proposed to be filed by the Company; provided, however, that if a greater number of Warrant Shares is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Warrant Shares proposed to be offered by such Holders for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

            (b) With respect to the inclusion of securities in a registration statement pursuant to this Section 11, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, Nasdaq fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the selling Holders, underwriting discounts and commissions, and, transfer taxes for selling Holders and any other expenses relating to the sale of securities by the selling Holders not expressly included above shall be borne by the selling Holders.

            (c) The Company hereby agrees to indemnify each of the Holders of this Warrant and of any Warrant Shares, and the officers and directors, if any, who control such Holders, within the meaning of Section 15 of the Act, against all losses, claims, damages, and liabilities caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus prepared in connection with any registration pursuant to this Section 11 (and as amended or supplemented if the Company shall have furnished any amendments thereof or supplements thereto), any Preliminary Prospectus or any state securities law filings; (2) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein; and each such Holder by its acceptance hereof severally agrees that it will indemnify and hold harmless the Company, each of its officers who signs such Registration Statement, and each person, if any, who controls the Company, within the meaning of Section 15 of the Act, with respect to losses, claims, damages, or liabilities which are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Holder expressly for use therein.

            (d) Notwithstanding anything contained in this Section 11, Holders requesting inclusion of Warrant Shares in any registration statement shall not be required to exercise the Warrant prior to closing of the offering of Warrant Shares covered by such registration statement.

            12. Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota without regard to conflicts of laws principles.

            13. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against which enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.


            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by a duly authorized officer, and to be dated as of the date first written above.


                                   MERCURY WASTE SOLUTIONS, INC.



                                   By: s/ Todd J. Anderson
                                       -----------------------------------------
                                       Todd J. Anderson, Chief Financial Officer

                             FULL SUBSCRIPTION FORM


To Be Executed By the Registered Holder if
He Desires to Exercise in Full the Within Warrant


            The undersigned hereby exercises the right to purchase the 100,000 shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $_________ representing the Purchase Price of $____ per share. Certificates for such shares shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated:
       -------------


                                   Signature:
                                             -----------------------------------

                                   Address:
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                            PARTIAL SUBSCRIPTION FORM


To be Executed by the Registered Holder if He
Desires to Exercise in Part Only the Within Warrant


      The undersigned hereby exercises the right to purchase __________ shares of the total shares of Common Stock covered by the within Warrant at the date of this subscription and herewith makes payment of the sum of $____________ representing the Purchase Price of $______ per share.

      Certificates for such shares and a new Warrant of like tenor and date for the balance of the shares not subscribed for (if any) shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.


Dated:
       -------------


                                   Signature:
                                             -----------------------------------

                                   Address:
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